SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 5, 1998


Commission         Registrant State of Incorporation        IRS Employer
File Number          Address and Telephone Number           Identification No.
-----------        ---------------------------------        ------------------


1-12459            MIDAMERICAN ENERGY HOLDINGS COMPANY          42-1451822
                         (AN IOWA CORPORATION)
                       666 GRAND AVE. PO BOX 657
                         DES MOINES, IOWA 50303
                             515-242-4300

1-11505               MIDAMERICAN ENERGY COMPANY                42-1425214
                         (AN IOWA CORPORATION)
                       666 GRAND AVE. PO BOX 657
                           DES MOINES, IOWA
                             515-242-4300

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)     Exhibits.
        --------

Exhibit
Number    Exhibit
-------   -------

12.1 MidAmerican Energy Holdings Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

12.2 MidAmerican Energy Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

23.1      Consent of Coopers & Lybrand L.L.P. (for Holdings).

23.2      Consent of Coopers & Lybrand L.L.P. (for MidAmerican).

27        Financial Data Schedules (for electronic filing only).

99.1 Financial information of MidAmerican Energy Holdings Company and MidAmerican Energy Company including selected financial data for the years ended and as of December 31, 1997, 1996, 1995, 1994 and 1993; management's discussion and analysis of financial condition and results of operations; consolidated statements of income, cash flows and retained earnings for the years ended December 31, 1997 1996 and 1995; consolidated balance sheets and consolidated statements of capitalization as of December 31, 1997 and 1996; notes to the consolidated financial statements; report of the independent public accountant; report of management; and supplemental financial and statistical data.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MidAmerican Energy Holdings Company
                                            MidAmerican Energy Company
                                       -----------------------------------
                                                 Registrants



February 6, 1998                           s/s Paul J. Leighton
-----------------                      --------------------------------------
  Date                                     Paul J. Leighton
                                       Vice President and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

12.1 MidAmerican Energy Holdings Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

12.2 MidAmerican Energy Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

23.1           Consent of Coopers & Lybrand L.L.P. (for Holdings).

23.2           Consent of Coopers & Lybrand L.L.P. (for MidAmerican).

27             Financial Data Schedules (for electronic filing only).

99.1 Financial information of MidAmerican Energy Holdings Company and MidAmerican Energy Company including selected financial data for the years ended and as of December 31, 1997, 1996, 1995, 1994 and 1993; management's discussion and analysis of financial condition and results of operations; consolidated statements of income, cash flows and retained earnings for the years ended December 31, 1997, 1996 and 1995; consolidated balance sheets and consolidated statements of capitalization as of December 31, 1997 and 1996; notes to the consolidated financial statements; report of the independent public accountant; report of management; and supplemental financial and statistical data.